UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2023

EOS ENERGY ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Park Avenue

Edison, New Jersey 08820

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 225-8400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	EOSEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on January 18, 2023, Eos Energy Enterprises, Inc. (the “Company”) issued $13,750,000 in aggregate principal amount of the Company’s 26.5% Convertible Senior PIK Notes due 2026 (the “Notes”) to Great American Insurance Company, Ardsley Partners Renewable Energy, LP, CCI SPV III, LP, Denman Street LLC, John B. Berding Irrevocable Children’s Trust, John B. Berding, and AE Convert, LLC, a Delaware limited liability company managed by Russell Stidolph, a director of the Company (together, the “Investors”), pursuant to that certain Investment Agreement, dated as of January 18, 2023, between the Company and the Investors (the “Investment Agreement”). The Investment Agreement included the ability to re-issue the Notes under an indenture to facilitate transferability.

As permitted by the Investment Agreement, on May 25, 2023, the original Notes were cancelled and the Company re-issued the Notes (the “Reissued Notes”) to the Investors in an aggregate principal amount of $13,750,000, pursuant to an indenture with Wilmington Trust, National Association, as trustee (the “Indenture”), dated as of May 25, 2023 (the “Reissuance”). The Reissued Notes amend, restate and replace, but do not extinguish the indebtedness in the original principal amount of $13,750,000 evidenced by, and is not a novation or discharge of, the original Notes.

The terms of the Reissued Notes remain the same as the original Notes, as contemplated under the Investment Agreement, which were previously described in the Company’s Current Report on Form 8-K filed on January 19, 2023 and are incorporated by reference herein. The Reissuance did not increase or change the financial obligations of the Company to the Investors.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information related to the issuance of the Reissued Notes contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On May 25, 2023, the Company re-issued the Notes under the Indenture pursuant to the Investment Agreement. The Reissued Notes were issued in reliance on the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 3(a)(9) of the Securities Act. The Reissued Notes are convertible as set forth in the Indenture, based on an initial conversion rate of 598.8024 shares of the Company’s common stock per $1,000 principal amount of the Reissued Notes (which is equal to an initial conversion price of approximately $1.67 per share), and any shares of the Company’s common stock issued upon conversion of the Reissued Notes will be issued in reliance on Section 3(a)(9) of the Securities Act.

The information related to the Reissuance and the underlying shares of the Company’s common stock contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

4.1	Indenture, dated May 25, 2023, between the Company and Wilmington Trust, National Association, as trustee.
4.2	Form of Note (included in Exhibit 4.1 hereto).
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: May 25, 2023	By:	/s/ Nathan Kroeker
		Name:	Nathan Kroeker
		Title:	Chief Financial Officer

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